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                                                                       EXHIBIT B

CHITTENDEN CORPORATION
Consolidated Statements of Income (Unaudited)


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
                                                              QTR         QTR          QTR          QTR           YTD          QTR
                                                           03/31/00     06/30/00     09/30/00     12/31/00      12/31/00    03/31/01
Interest Income:
 Interest on Loans                                          $59,829      $61,555      $62,962      $62,337      $246,683     $58,108
 Interest on Investments                                     10,836       10,367       10,240        9,976        41,419      10,031
                                                        ----------------------------------------------------------------------------
Total Interest Income                                        70,665       71,922       73,202       72,313       288,102      68,139

Interest Expense:
  Deposits                                                   24,479       26,176       27,792       28,939       107,386      26,970
  Short-term Borrowings                                       3,450        4,307        3,797        2,090        13,644         993
                                                        ----------------------------------------------------------------------------
Total Interest Expense                                       27,929       30,483       31,589       31,029       121,030      27,963

Net Interest Income                                          42,736       41,439       41,613       41,284       167,072      40,176
Provision for Possible Loan Losses                            2,175        2,175        2,175        2,175         8,700       1,950
                                                        ----------------------------------------------------------------------------

Net Interest Income after Provision
    for Possible Loan Losses                                 40,561       39,264       39,438       39,109       158,372      38,226
                                                        ----------------------------------------------------------------------------

Noninterest Income:
  Investment Management and Trust Income                      3,494        3,374        3,482        3,467        13,817       3,376
  Service Charges on Deposit Accounts                         3,662        3,393        3,335        3,485        13,875       3,349
  Mortgage Servicing Income                                     936        1,122        1,029          992         4,079         978
  Gains on Sales of Loans, Net                                  573          547          903          833         2,856       4,940
  Credit Card Income, Net                                     1,117        1,428        1,440        1,364         5,349       1,000
  Insurance Commissions, Net                                    781          688          774          651         2,894         894
  Other                                                       2,970        3,256        2,867        2,407        11,500       2,663
                                                        ----------------------------------------------------------------------------
Total Noninterest Income                                     13,533       13,808       13,830       13,199        54,370      17,200

Noninterest Expense:
  Salaries and Employee Benefits                             16,329       15,924       16,259       16,059        64,571      17,785
  Net Occupancy Expense                                       4,834        3,668        3,862        3,849        16,213       4,735
  Other Real Estate Owned,  Expense, Net                        (50)         (23)          54           67            48          39
  Amortization of Intangibles                                   540          520          521          520         2,101         512
  Special Charges                                               833            -            -            -           833           -
  Other                                                      10,301       10,892       10,032       11,031        42,256       9,878
                                                        ----------------------------------------------------------------------------
Total Noninterest Expense                                    32,787       30,981       30,728       31,526       126,022      32,949

Income Before Income Taxes                                   21,307       22,091       22,540       20,782        86,720      22,477
Income Tax Expense                                            6,716        7,620        7,792        5,905        28,033       7,965
                                                        ----------------------------------------------------------------------------
Net Income                                                  $14,591      $14,471      $14,748      $14,877       $58,687     $14,512
                                                        ============================================================================
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CHITTENDEN CORPORATION
CONSOLIDATED BALANCE SHEETS (Unaudited)


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

                                                                 03/31/00      06/30/00      09/30/00       12/31/00      03/31/01
                                                                 --------      --------      --------       --------      --------
ASSETS
Cash and Cash Equivalents                                        $128,242      $155,785      $135,361       $178,621      $192,047
Securities Available For Sale                                     648,796       625,415       587,687        597,592       559,918
Loans Held For Sale                                                 1,625         8,848         6,893         44,950        25,422

Loans:
  Commercial                                                      520,329       492,238       495,178        515,926       535,518
  Municipal                                                        98,527        67,942        94,670         83,566        93,848

  Real Estate:
    Residential                                                 1,067,505     1,065,837     1,047,749      1,024,174       987,142
    Commercial                                                    674,126       720,532       722,601        723,339       703,336
    Construction                                                   60,752        70,684        53,742         57,701        52,814
                                                            -----------------------------------------------------------------------
    Total Real Estate                                           1,802,383     1,857,053     1,824,092      1,805,214     1,743,292
  Consumer                                                        537,517       512,265       515,013        451,392       429,588
                                                            -----------------------------------------------------------------------
Total Loans                                                     2,958,756     2,929,498     2,928,953      2,856,098     2,802,246
  Less:  Allowance for Possible Loan Losses                       (41,228)      (39,643)      (39,945)       (40,255)      (39,546)
                                                            -----------------------------------------------------------------------
Net Loans                                                       2,917,528     2,889,855     2,889,008      2,815,843     2,762,700

Other Real Estate Owned                                               690           579           430            513           328
Other Assets                                                      124,899       118,864       114,492        116,621       117,072
Goodwill                                                           17,257        16,745        16,234         15,721        15,210
                                                            -----------------------------------------------------------------------
Total Assets                                                   $3,839,037    $3,816,091    $3,750,105     $3,769,861    $3,672,697
                                                            =======================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits:
  Demand                                                         $499,398      $496,762      $511,599       $530,975      $481,119
  Savings                                                       1,840,668     1,828,440     1,881,873      1,934,227     1,902,051
  Time Deposits less than $100,000                                630,244       617,941       612,300        615,336       617,988
  Time Deposits $100,000 and over                                 216,387       221,762       208,803        211,869       222,097
                                                            -----------------------------------------------------------------------
Total Deposits                                                  3,186,697     3,164,905     3,214,575      3,292,407     3,223,255

Short-Term Borrowings                                             254,323       286,013       162,386         93,757        45,425
Accrued Expenses and Other Liabilities                             46,448        31,429        36,262         41,631        58,641
                                                            -----------------------------------------------------------------------
Total Liabilities                                               3,487,468     3,482,347     3,413,223      3,427,795     3,327,321

Total Stockholders' Equity                                        351,569       333,744       336,882        342,066       345,376
                                                            -----------------------------------------------------------------------

Total Liabilities and Stockholders' Equity                     $3,839,037    $3,816,091    $3,750,105     $3,769,861    $3,672,697
                                                            =======================================================================


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
CHITTENDEN CORPORATION
Selected Financial Data (Unaudited)                            QTD            QTD             QTD            QTD            QTD
                                                             3/31/00        6/30/00         9/30/00        12/31/00       3/31/01
                                                         ---------------------------------------------------------------------------
Book Value per Common Share                                        12.68          12.47           12.77          13.11         13.42
Tangible Book Value Per Share                                      12.06          11.85           12.16          12.51         12.83
Common Shares Outstanding                                     27,725,668     26,754,968      26,376,991     26,097,084    25,742,410

CREDIT QUALITY
--------------
Nonperforming assets                                              11,970         11,603          10,212         11,889        11,888
90 Days past due and still accruing                                6,594          4,751           4,133          4,595         4,318
Nonperforming assets to loans plus OREO                            0.41%          0.40%           0.35%          0.42%         0.42%
Allowance to Loans                                                 1.40%          1.35%           1.36%          1.41%         1.41%
Allowance to Nonperforming (excluding OREO)                      365.50%        359.61%         408.39%        353.86%       342.09%

QTR Average Balance Sheet
-------------------------
Loans, Net                                                     2,878,805      2,921,259       2,904,900      2,879,986     2,791,707
Earning Assets                                                 3,601,692      3,604,521       3,578,436      3,543,882     3,453,851
Total Assets                                                   3,855,612      3,840,153       3,804,885      3,751,586     3,658,274
Deposits                                                       3,186,530      3,192,879       3,212,766      3,256,504     3,193,635
Stockholders Equity                                              356,639        336,093         332,601        338,316       343,077


Earnings Per Share, Basic                                           0.52           0.53            0.56           0.57          0.56
Earnings Per Share, Diluted                                         0.51           0.53            0.55           0.56          0.55
Dividends Per Share                                                 0.22           0.24            0.24           0.24          0.24

Operating Net Income                                              15,383         14,471          14,748         14,877        14,512

Operating Earnings Per Share, Basic                                 0.55           0.53            0.56           0.57          0.56
Operating Earnings Per Share, Diluted                               0.54           0.53            0.55           0.56          0.55

Weighted Average Common Shares Outstanding                    28,128,323     27,169,070      26,520,882     26,231,238    25,958,846
Weighted Average Common and Common
     Equivalent Shares Outstanding                            28,500,883     27,457,560      26,765,017     26,433,018    26,236,795

Operating Return on Average Equity                                17.35%         17.32%          17.64%         17.49%        17.15%
Operating Return on Average Assets                                 1.60%          1.52%           1.54%          1.58%         1.61%
Net Yield on Earning Assets                                        4.81%          4.66%           4.67%          4.70%         4.78%

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